UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2004

HAVERTY FURNITURE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-14445 (Commission File Number)	58-0281900 (I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800, Atlanta, Georgia (Address of principal executive officers)		30342 (Zip Code)

Registrant’s telephone number, including area code: (404) 443-2900

SIGNATURES
EX-99.1 NOTICE DATED APRIL 13, 2004

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1	Notice, dated April 13, 2004, to Directors and Executive Officers concerning a blackout period and trading restrictions pursuant to Regulation BTR.

Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plan

     On April 13, 2004, Haverty Furniture Companies, Inc. (the “Company” or “Havertys”) sent a notice to its directors and executive officers informing them that a blackout period will be in effect beginning 4:00 p.m. (Eastern time) on April 28, 2004 through not later than May 21, 2004 (unless extended) (the “Blackout Period”) restricting them from, directly or indirectly, purchasing, acquiring, exercising, selling or otherwise transferring certain equity securities of the Company. The notice was provided to Havertys’ directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR.

     With respect to the notice required by Section 101(i)(2)(E) of ERISA, the issuer Havertys is also the Haverty Furniture Companies, Inc. Thrift Plan administrator. Therefore, the notice to directors and executive officers required by Rule 104 of Regulation BTR has been provided in accordance with Rule 104(b)(2)(i)(B) of Regulation BTR.

     A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC. (Registrant)

Date: April 13, 2004	By:	/s/ Jenny H. Parker

Jenny H. Parker Vice President, Secretary and Treasurer